UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2017

American BriVision (Holding) Corporation
(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Sawyers Peak Drive, Goshen, NY, 10924

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (845) 291-1291

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On July 24, 2017, American BriVision Corporation (the “Company”, “we” or “us”) entered into a collaborative agreement (the “Collaborative Agreement”) with BioFirst Corporation (“BioFirst”), a corporation incorporated under the laws of Taiwan, pursuant to which BioFirst granted us the global license for medical use of the product (the “Product”): BFC-1401 Vitreous Substitute for Vitrectomy.

According to the Collaborative Agreement, we will co-develop and commercialize the Product with BioFirst and pay BioFirst $3,000,000 (the “Total Payment”) in cash or stock by September 30, 2018 in two installments. An upfront payment of $300,000, representing 10% of the Total Payment due under the Collaborative Agreement, was paid by us upon signing of the Collaborative Agreement.

The Company is entitled to receive 50% of the future net licensing income or net sales profit, if any, and any development cost shall be equally shared by both parties.

As disclosed in our filing, Eugene Jiang is the Chief Executive Officer of the Company, and one of the directors and common stock shareholders of BioFirst.

The foregoing descriptions of the Collaborative Agreement are summaries and are qualified in their entirety by reference to such document, which is filed herewith as Exhibits 10.1 and is incorporated herein by reference.

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified by the words “will,” “expects,” “anticipates,” “believes,” “estimates” or similar expressions. These forward-looking statements reflect management’s view of future events and are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond our control, and could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ from such statements include, but are not limited to: an adverse decision or decisions following a review of additional safety information, or findings regarding a clinical benefit that are inconsistent with those of recent publications. The forward- looking statements contained herein represent management’s judgment of the Company as of the date hereof. We disclaim any intent or obligation to update any forward-looking statement except to the extent required by law.

Item 9.01. Exhibits

Exhibit 10.1	Collaborative Agreement entered between American BriVision Corporation and BioFirst Corporation on July 24, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American BriVision (Holding) Corporation

Date: July 24, 2017	By:	/s/ Eugene Jiang
Eugene Jiang
Chief Executive Officer and Chairman

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